EXHIBIT 10.54

                  AGREEMENT REGARDING MCG WARRANTS AND OPTIONS

       This Agreement (the "Agreement") is dated effective as of July 5, 2000, by and among Talk.com Inc. ("Talk"), Access One Communications Corp. ("Access One") and MCG Finance Corporation ("MCG").

       1. Pursuant to Section 5(n) of that certain Agreement and Plan of Merger dated March 24, 2000 (the "Merger Agreement"), by and among Talk, Aladdin Acquisition Corp., a wholly-owned subsidiary of Talk, and Access One, and the other documents and agreements executed in connection with the Merger Agreement, MCG hereby agrees (as provided in the Merger Agreement) to accept at the Closing of the Merger Agreement, shares of Talk Common Stock in full satisfaction of MCG's rights under those certain warrant agreements by and between MCG and Access One dated June 30, 1999 and November 30, 1999, respectively (collectively, the "Warrant Agreements"); provided, however, that such agreement by MCG shall be deemed null and void if the Merger Agreement is not consummated on or before September 30, 2000. Each of the parties hereto further agrees that the exact number of shares of Talk Common Stock to be issued to MCG shall be subject to the terms and conditions of the Warrant Agreements and the Merger Agreement as if MCG exercised its Warrants immediately prior to the Closing of the Merger. The exercise price of the Warrants shall be paid by MCG by wire transfer of immediately available funds immediately prior to the Closing of the Merger (using wiring instructions provided to MCG by Access One at least 2 business days prior to such payment). Access One and Talk further agree that, prior to or concurrent with the Closing of the Merger, the entire outstanding indebtedness owed by Access One to MCG shall be unconditionally and indefeasibly paid in full (without any offset or deduction) in immediately available funds and all further commitments of MCG and Access One thereunder shall be terminated (other than waivers, reinstatement rights, and reimbursement and indemnification protections thereunder in favor of MCG, which provisions shall survive such termination).

       2. The parties acknowledge and agree that in consideration of a consulting arrangement and services provided by MCG or an affiliate thereof (regarding strategic opportunities, including the bundling of elements of local service and long distance, the actual documentation for which Consulting Agreement shall be in the form attached hereto as Exhibit A and shall be entered into by and between Access One and MCG or such affiliate at or prior to the closing of the Merger). Talk shall issue to MCG or such affiliate at the closing of the Merger (pursuant to a separate option or warrant agreement containing customary and mutually acceptable terms, conditions, rights and protections, but that is not under any existing Talk option or other compensation plan) options or warrants representing 300,000 shares of Talk Common Stock (the "Consulting Options"). The Consulting Options shall have an exercise price equal to the average closing price of Talk Common Stock as reported on the NASDAQ during the 10 business days immediately preceding the Closing of the Merger. Notwithstanding anything in this Agreement, or anything else, to the contrary, if the Merger between Access One and Talk is not consummated, then the Consulting Options shall not be issued and shall be deemed null and void. MCG's or such affiliate's performance of its consulting duties shall commence immediately after the Closing of the Merger.

       3. Except as specifically agreed to above, all of the terms and conditions of the Warrant Agreements remain in full force and effect and unaffected hereby. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in either the Merger Agreement and/or Warrant Agreements, as the case may be.

       4. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by Talk, Access One and MCG.

       5. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (other than an affiliate thereof) without the prior written consent of the other parties.

       6. Except as expressly set forth below, this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party hereto agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

       7. This Agreement may be executed, including execution by facsimile, in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

       8. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

       9. Each party hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

       10. Nothing in this Agreement, expressed or implied, shall be construed to give any person or entity other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

AGREED:

MCG FINANCE CORPORATION                                ACCESS ONE COMMUNICATIONS
                                                       CORP.


By:    /s/ Steven F. Tunney                       By:    /s/ Elizabeth Stallings
       -----------------------                           -----------------------

Name:                                             Name:
       -----------------------                           -----------------------

Title:                                            Title:
       -----------------------                           -----------------------

TALK.COM INC.


By:    /s/ Aloysius T. Lawn IV
       -----------------------

Name:
       -----------------------

Title:
       ---------------------------------